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                                                                    EXHIBIT 10.6








                               DATED JUNE 9, 1998
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         (1)      KONINKLIJKE PHILIPS ELECTRONICS N.V.

         (2)      UNIPHASE INTERNATIONAL C.V.






                -------------------------------------------------
                   ASSET SALE AGREEMENT (FOREIGN INTANGIBLES)
                -------------------------------------------------














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                              ASSET SALE AGREEMENT
                              (FOREIGN INTANGIBLES)


     THIS ASSET SALE AGREEMENT (this "Agreement") dated as of June 9, 1998 is entered into by and between KONINKLIJKE PHILIPS ELECTRONICS N.V., a company duly established under the laws of The Netherlands ("Philips"), and Uniphase International C.V., a company duly established under the laws of The Netherlands ("Buyer").


                                    RECITALS

     A. This Agreement is made pursuant to and in connection with a Master Purchase Agreement made on May 29, 1998 (the "Master Purchase Agreement") between Philips and Buyer and the other Uniphase Parties (as defined in the Master Purchase Agreement).

     B. Pursuant to the Master Purchase Agreement, among other things, (a) Philips agreed to sell, transfer and assign to Buyer, and Buyer agreed to purchase, the Foreign Intangible Assets (as defined in the Master Purchase Agreement), and (b) Philips and Buyer agreed to enter into and perform their respective obligations under this Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:


SECTION 1.     DEFINITIONS

     1.1 All capitalized terms used herein, but not defined, shall have the meanings set forth in the Master Purchase Agreement.


SECTION 2.     PURCHASE AND SALE OF ASSETS

     2.1  PURCHASE AND SALE OF ASSETS.

     Subject to and in accordance with the terms of this Agreement and the Master Purchase Agreement, effective the date hereof, in consideration of the portion of the Consideration set forth in the Master Purchase Agreement, Philips hereby sells, assigns and transfers, and Buyer hereby purchases and assumes, free from all Encumbrances, the Foreign Intangible Assets.


SECTION 3.     GENERAL MATTERS

     3.1  BILL OF SALE.

     This Agreement shall constitute a bill of sale with respect to the transfer by Philips to Buyer of the Foreign Intangible Assets.




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     3.2  ENTIRE AGREEMENT.

     This Agreement, together with the other Sales Agreements, constitutes the entire agreement between the parties hereto and supersedes any prior understandings, agreements, or representations by or between the parties hereto, written or oral, that relate to the subject matter.

     3.3  NOTICES.

     All notices and other communications under this Agreement shall be in writing and shall be delivered in the manner and to the addresses set forth in the Master Purchase Agreement.

     3.4  AMENDMENTS AND WAIVERS.

     No amendment of any provision of this Agreement shall be valid unless the same is in writing and signed by each of the parties hereto. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant under this Agreement, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant under this Agreement or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     3.5  SEVERABILITY.

     Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     3.6  PRIORITY.

     This Agreement is being entered into pursuant to and in connection with the Master Purchase Agreement. In the event of any conflict between any of the provisions of this Agreement and any provisions of the Master Purchase Agreement, the provisions of the Master Purchaser Agreement shall prevail.

     3.7  APPLICABLE LAW.

     This Agreement is governed by the laws of The Netherlands.




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Thus signed and agreed upon on June 9, 1998.


PHILIPS:                           KONINKLIJKE PHILIPS ELECTRONICS N.V.


                                   By: /s/ WILLEM HAVERKAMP
                                      ------------------------------------------
                                   Name: Willem Haverkamp
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------



BUYER:                             UNIPHASE INTERNATIONAL C.V.

                                   By: Uniphase CV GP1, Inc.,
                                       a Delaware corporation
                                       General Partner



                                       By: /s/ DAVID MACKENCIE
                                          --------------------------------------
                                           David Mackencie, Secretary


                                   By: Uniphase CV GP2, Inc.,
                                       a Delaware corporation
                                       General Partner



                                       By: /s/ DAVID MACKENCIE
                                          --------------------------------------
                                           David Mackencie, Secretary







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Thus signed and agreed upon on June 9, 1998.



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